UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 28, 2020

Date of Report (Date of earliest event reported)
NORTHWEST NATURAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)
Commission file number 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
250 S.W. Taylor Street, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mark S. Dodson, member of the Board of Directors (Board) of Northwest Natural Holding Company (Company), retired from the Board effective upon the adjournment of the Board meeting following the 2020 Annual Meeting of Shareholders of the Company held on May 28, 2020 in accordance with the length of service requirements set forth in the Company’s Bylaws and Corporate Governance Guidelines. He also retired from the Board of Directors of Northwest Natural Gas Company (NW Natural), the Company’s wholly-owned subsidiary, effective May 28, 2020.

Mr. Dodson has been a director since 2003 when he was first elected to the NW Natural, as predecessor of the Company, Board of Directors. Mr. Dodson served as President and Chief Executive Officer of NW Natural from January 1, 2003 to April 30, 2007, when he relinquished his position as President and continued to serve as Chief Executive Officer until his retirement on December 31, 2008. Prior to that, Mr. Dodson served as President, Chief Operating Officer and General Counsel of NW Natural from 2001 to January 2003 and as Senior Vice President of Public Affairs and General Counsel from when he joined NW Natural in 1997 until 2001. After his retirement as Chief Executive Officer of NW Natural at the end of 2008, Mr. Dodson continued to serve as a director. Mr. Dodson also served as Chair of the Board’s Public Affairs and Environmental Policy Committee and as a member of the Board’s Finance Committee at the time of his retirement from the Board.

Concurrently with Mr. Dodson’s retirement, the Board reduced the number of directors comprising the Board from 12 to 11 members in accordance with the Company’s Amended and Restated Articles of Incorporation.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on May 28, 2020. At the meeting, shareholders voted on the following items:

Proposal 1: The following Class III nominees were elected to serve on the Board of Directors until the 2023 Annual Meeting, or until their successors have been duly qualified and elected, and the following Class I nominee was elected to serve on the Board of Directors until the 2021 Annual Meeting, or until her successor has been duly qualified and elected:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Class III, Term to 2023
David H. Anderson Martha L. “Stormy” Byorum John D. Carter C. Scott Gibson	22,320,961 19,213,623 19,981,572 19,979,356	379,323 3,486,661 2,718,712 2,720,928	3,957,772 3,957,772 3,957,772 3,957,772
Class I, Term to 2021
Monica Enand	22,525,091	175,193	3,957,772

Proposal 2: The non-binding advisory vote on compensation of the Named Executive Officers was approved.

FOR 21,975,412	AGAINST 515,384	ABSTAIN 209,488	BROKER NON-VOTES 3,957,772

Proposal 3:    The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020 was ratified.

FOR 25,774,463	AGAINST 768,832	ABSTAIN 114,761	BROKER NON-VOTES N/A

Forward-Looking Statements
This report, and other presentations made by the Company from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, estimates, timing, goals, strategies, future events, vacancies on the Board of Directors, and other statements that are other than statements of historical facts.
Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors,” and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosure about Market Risk” in the Company’s most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk,” and Part II, Item 1A, “Risk Factors,” in the Company’s quarterly reports filed thereafter.
All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
New factors emerge from time to time and it is not possible for the Company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: June 3, 2020	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer &
Corporate Secretary